UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 Sam Houston Parkway North Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2018, McDermott International, Inc. (“McDermott,” “we” or “us”) issued a press release and supplemental financial information announcing McDermott’s financial results for the quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 and the supplemental financial information is furnished as Exhibit 99.2, and the information contained in Exhibits 99.1 and 99.2 is incorporated by reference into this item.

Item 8.01	Other Events.

The information contained in Item 2.02 is incorporated by reference into this item.

Additional Information and Where to Find It

This publication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, McDermott has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes (1) a joint proxy statement of McDermott and Chicago Bridge & Iron Company N.V. (“CB&I”), which also constitutes a prospectus of McDermott and (2) an offering prospectus of McDermott Technology, B.V. in connection with McDermott Technology, B.V.’s offer to acquire CB&I shares. The Registration Statement was declared effective by the SEC on March 29, 2018. McDermott and CB&I have mailed the definitive joint proxy statement/prospectus to stockholders of McDermott and shareholders of CB&I. In addition, McDermott and McDermott Technology, B.V. have filed a Tender Offer Statement on Schedule TO-T (the “Schedule TO”) with the SEC and CB&I has filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer. The solicitation and offer to purchase shares of CB&I’s common stock is only being made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the joint proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that McDermott or CB&I may file with the SEC and send to McDermott’s and/or CB&I’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF CB&I AND MCDERMOTT TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MCDERMOTT AND CB&I WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCDERMOTT, CB&I AND THE PROPOSED TRANSACTIONS.

Investors are able to obtain free copies of the Registration Statement, joint proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by McDermott and CB&I with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from McDermott’s website (http://www.mcdermott.com) under the tab, “Investors” and under the heading “Financial Information” or by contacting McDermott’s Investor Relations Department at (281) 870-5147. These documents are also available free of charge from CB&I’s website (http://www.cbi.com) under the tab “Investors” and under the heading “SEC Filings” or by contacting CB&I’s Investor Relations Department at (832) 513-1068.

Participants in Proxy Solicitation

McDermott, CB&I and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from McDermott’s and CB&I’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of McDermott is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by its annual report on Form 10-K/A filed with the SEC on March 8, 2018. Information regarding the officers and directors of CB&I is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by its annual report on Form 10-K/A filed with the SEC on March 22, 2018. Additional information regarding the persons who may be deemed participants and their interests is set forth in the Registration Statement and joint proxy statement/prospectus and other materials filed with the SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements

McDermott cautions that statements in this publication which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact actual results of operations of McDermott, including after the proposed business combination with CB&I. These forward-looking statements include, among other things, statements about full-year 2018 guidance and the expectations related to such guidance, our 2018 focus areas, project milestones and estimates of the percentage of completion of various ongoing projects and the expected value, scope, execution and timing of certain projects, expectations with regard to increased opportunities in the market and where customers are investing capital, backlog, bids and change orders outstanding, target projects and revenue opportunity pipeline, to the extent these may be viewed as indicators of future revenues or profitability, the timing of award of target projects and the anticipated range of values and breakdowns by project type, expectations related to debt maturities, expectations regarding free cash flow and working capital, beliefs about the effects of low oil process on us, beliefs relating to the risk of contract cancellations, beliefs relating to the impact of the Tax Cuts and Jobs Act on us, expectations relating to the memorandum of understanding we have entered into with Saudi Aramco, including with respect to the timing of related capital expenditures, the expected impacts of our “Fit 2 Grow” initiative, and progress toward completing the proposed combination with CB&I and the anticipated benefits of that transaction. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: the ability of McDermott and CB&I to obtain the shareholder approvals necessary to complete the proposed combination on the anticipated timeline or at all; the risk that a condition to the closing of the proposed combination may not be satisfied, or that the proposed combination may fail to close, including as the result of any inability to obtain the financing for the combination; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed combination; the costs incurred to consummate the proposed combination; the possibility that the expected synergies from the proposed combination will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; the credit ratings of the combined businesses following the proposed combination; disruption from the proposed combination making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the proposed combination; adverse changes in the markets in which McDermott and CB&I operate or credit markets; the inability of McDermott or CB&I to execute on contracts in backlog successfully; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by customers and other business counterparties of McDermott and CB&I; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see McDermott’s annual and quarterly filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2017. This publication reflects the views of McDermott’s management as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

99.1	Press Release dated April 24, 2018.

99.2	Q1 2018 Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ STUART SPENCE
Stuart Spence
Executive Vice President and Chief Financial Officer

April 24, 2018

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